Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

(15) Income taxes

Income before income taxes was attributed to domestic and foreign taxing jurisdictions as follows (in thousands):

	Fiscal year ended
	December 31, 2011	December 25, 2010	December 26, 2009
Domestic operations	$70,034	2,270	54,804
Foreign operations	(3,221)	17,176	19,472

Income before income taxes	$66,813	19,446	74,276

The components of the provision (benefit) for income taxes were as follows (in thousands):

	Fiscal year ended
	December 31, 2011	December 25, 2010	December 26, 2009
Current:
Federal	$34,282	11,497	8,575
State	5,733	5,339	8,585
Foreign	3,719	4,138	3,807

Current tax provision	$43,734	20,974	20,967

Deferred:
Federal	$(11,567)	(16,916)	15,773
State	892	(10,397)	2,239
Foreign	(688)	(1,076)	289

Deferred tax provision (benefit)	(11,363)	(28,389)	18,301

Provision (benefit) for income taxes	$32,371	(7,415)	39,268

The provision for income taxes from continuing operations differed from the expense computed using the statutory federal income tax rate of 35% due to the following:

	Fiscal year ended
	December 31, 2011	December 25, 2010	December 26, 2009
Computed federal income tax expense, at statutory rate	35.0%	35.0%	35.0%
Permanent differences:
Impairment of investment in BR Korea	9.8	—	—
Other permanent differences	0.9	1.7	0.5
State income taxes	6.9	1.8	4.8
Benefits and taxes related to foreign operations	(6.8)	(33.4)	(6.9)
Changes in enacted tax rates	3.0	(27.2)	—
Change in valuation allowance	—	—	7.8
Uncertain tax positions	1.9	(16.1)	12.3
Other	(2.2)	0.1	(0.6)

	48.5%	(38.1)%	52.9%

During fiscal year 2011, the Company recognized deferred tax expense of $1.9 million due to enacted changes in future state income tax rates. During fiscal year 2010, the Company recognized a deferred tax benefit of $5.7 million, due to changes in the estimated apportionment of income among the states in which the Company earns income and enacted changes in future state income tax rates. These changes in estimates and enacted tax rates affect the tax rate expected to be in effect in future periods when the deferred tax assets and liabilities reverse.

The components of deferred tax assets and liabilities were as follows (in thousands):

	December 31, 2011		December 25, 2010
	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities
Current:
Allowance for doubtful accounts	$1,114	—	1,774	—
Deferred gift cards and certificates	23,312	—	2,544	—
Rent	4,811	—	2,147	—
Deferred revenue	4,555	—	7,757	—
Accrued expenses	6,685	—	3,142	—
Capital loss	18,876	—	—	—
Other	1,614	—	998	—

	60,967	—	18,362	—
Valuation allowance	(12,580)	—	(5,792)	—

Total current	48,387	—	12,570	—

Noncurrent:
Capital leases	1,970	—	492	—
Rent	1,767	—	1,465	—
Property and equipment	—	14,106	—	11,992
Deferred compensation and long-term incentive accrual	4,048	—	1,825	—
Deferred revenue	5,417	—	7,833	—
Real estate reserves	1,495	—	1,669	—
Franchise rights and other intangibles	—	588,761	—	600,481
Unused foreign tax credits	8,459	—	—	—
Capital loss	—	—	18,876	—
Other	7,347	—	7,060	—

	30,503	602,867	39,220	612,473
Valuation allowance	(6,296)	—	(13,084)	—

Total noncurrent	24,207	602,867	26,136	612,473

	$72,594	602,867	38,706	612,473

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income, and projections for future taxable income over the periods for which the deferred tax assets are deductible, management believes, as of December 31, 2011, it is more likely than not that the Company will realize the benefits of the deferred tax assets, except as discussed below.

As of December 31, 2011 and December 25, 2010, the valuation allowance for deferred tax assets was $18.9 million. These valuation allowance amounts relate to deferred tax assets for capital loss carryforwards and are recorded because it is more likely than not that there will not be sufficient capital gain income in future periods to utilize the capital loss carryforwards. Any future reversal of the valuation allowance related to these capital loss carryforwards will be recorded to the provision for income taxes in the consolidated statements of operations. The capital loss carryforwards will expire in 2012.

The Company has not recognized a deferred tax liability of $6.1 million for the undistributed earnings of foreign operations, net of foreign tax credits, relating to our foreign joint ventures that arose in fiscal year 2011 and prior years because the Company currently does not expect those unremitted earnings to reverse and become taxable to the Company in the foreseeable future. A deferred tax liability will be recognized when the Company is no longer able to demonstrate that it plans to permanently reinvest undistributed earnings. As of December 31, 2011 and December 25, 2010, the undistributed earnings of these joint ventures were approximately $108.2 million and $97.9 million, respectively.

At December 31, 2011 and December 25, 2010, the total amount of unrecognized tax benefits related to uncertain tax positions was $41.4 million and $17.5 million, respectively. At December 31, 2011 and December 25, 2010, the Company had approximately $16.9 million and $12.1 million, respectively, of accrued interest and penalties related to uncertain tax positions. During fiscal years 2011, 2010, and 2009, the Company recorded $3.1 million, $0.6 million, and $6.2 million, respectively, in income tax expense to accrue for potential interest and penalties related to uncertain tax positions. At December 31, 2011, December 25, 2010, and December 26, 2009, there were $17.4 million, $13.5 million, and $23.6 million, respectively, of unrecognized tax benefits that if recognized would impact the annual effective tax rate.

The Company's major tax jurisdictions are the United States and Canada. For Canada, the Company has open tax years dating back to tax years ended August 2003. In the United States, the Company is currently under audits in certain state jurisdictions for tax periods after August 2003. The audits are in various stages as of December 31, 2011. It is uncertain that these audits will conclude in 2012 and quantification of an estimated impact on the total amount of unrecognized tax benefits cannot be made at this time. For U.S. federal taxes, the Company has open tax years dating back to 2006. In addition, the Internal Revenue Service ( "IRS") is conducting an examination of certain tax positions related to the utilization of capital losses. During 2010, the Company made a payment of approximately $6.0 million to the IRS for this issue. The payment did not have a material impact on the Company's financial position.

The federal income tax returns of the Company for fiscal years 2006 through 2009 are currently under audit by the IRS, and the IRS has proposed adjustments for fiscal years 2006 and 2007 to increase our taxable income as it relates to our gift card program, specifically to record taxable income upon the activation of gift cards. We have filed a protest to the IRS' proposed adjustments. If the IRS were to prevail in this matter the proposed adjustments would result in additional taxable income of approximately $58.9 million for fiscal years 2006 and 2007 and approximately $26.8 million of additional federal and state taxes and interest owed, net of federal and state benefits. If the IRS prevails, a cash payment would be required, and the additional taxable income would represent temporary differences that will be deductible in future years. Therefore, the potential tax expense attributable to the IRS adjustments for 2006 and 2007 would be limited to $3.1 million, consisting of federal and state interest, net of federal and state benefits. In addition, if the IRS were to prevail in respect of fiscal years 2006 and 2007, it is likely to make similar claims for years subsequent to fiscal 2007 and the potential additional federal and state taxes and interest owed, net of federal and state benefits, for fiscal years 2008 through 2010, computed on a similar basis to the IRS method used for fiscal years 2006 and 2007, and factoring in the timing of our gift card uses and activations, would be approximately $19.7 million. The corresponding potential tax expense impact attributable to these later fiscal years, 2008 through 2010, would be approximately $0.8 million. During the fourth quarter of 2011, representatives of the Company met with the IRS appeals officer. Based on that meeting, the Company proposed a settlement related to this issue and is awaiting a response from the IRS. If our settlement proposal is accepted as presented, we expect to make a cash tax payment in an amount that is less than the amounts proposed by the IRS to cumulatively adjust our tax method of accounting for our gift card program through the tax year ended December 25, 2010. No assurance can be made that a settlement can be reached, or that we will otherwise prevail in the final resolution of this matter. An unfavorable outcome from any tax audit could result in higher tax costs, penalties, and interests, thereby negatively and adversely impacting our financial condition, results of operations, or cash flows.

A summary of the changes in the Company's unrecognized tax benefits is as follows (in thousands):

	Fiscal year ended
	December 31, 2011	December 25, 2010	December 26, 2009
Balance at beginning of year	$17,549	27,092	16,861
Increases related to prior year tax positions	23,922	792	8,580
Increases related to current year tax positions	—	1,373	1,823
Decreases related to prior year tax positions	—	(4,721)	—
Decreases related to settlements	—	(6,622)	—
Lapses of statutes of limitations	(43)	(534)	(828)
Effect of foreign currency adjustments	(49)	169	656

Balance at end of year	$41,379	17,549	27,092